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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  May 16, 2005


                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                    1-8351                    31-0791746
     (State or other        (Commission File Number)        (I.R.S. Employer
     jurisdiction of                                         Identification
      incorporation)                                             Number)


      2600 Chemed Center,  255 East 5th Street,  Cincinnati, OH      45202
                (Address of principal executive offices)           (Zip Code)


               Registrant's telephone number, including area code:
                                 (513) 762-6900


          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)


     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 230.425)

     [ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 230.425)

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 16, 2005 the Board of Directors of Chemed Corporation reviewed compensation for the Board's non-employee directors. The Board increased the annual retainer fee for Board members to $18,000, increased the Board meeting attendance fee to $3,000, and increased the Executive Committee attendance fee to $1,000.

The Board made no other changes to the annual retainer and meeting fee schedules for employee directors. These schedules as so revised are shown below.

Annual Retainer Schedule:
-------------------------

Retainer for each director                                           $ 18,000
Committee retainer
         Audit Committee Chair                                       $ 20,000
         Audit Committee member                                      $ 10,000
         Compensation/Incentive Committee Chair                      $  5,250
         Compensation/Incentive Committee member                     $  3,500
         Nominating Committee member                                 $  7,000

Meeting Fee Schedule:
---------------------

Board meeting                                                        $  3,000
Executive Committee meeting                                          $  1,000
Audit and Compensation/Incentive Committee meeting                   $  1,000
Audit and Compensation/Incentive Committee meeting
   held on same day as Board meeting                                 $    500

All directors received an unrestricted award of 400 shares of Chemed Capital stock under the Company's 2004 Stock Incentive Plan on May 16, 2005. Directors who serve on the Compensation/Incentive Committee were paid the cash equivalent of the 400 share award, or $ 16,298.00. Non-management directors continue to be eligible to participate in a deferred compensation plan, and to receive the other director benefits described in our proxy statement for the 2005 annual meeting of shareholders that was held on May 16, 2005.


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CHEMED CORPORATION


Dated:   May 16 2005                           By: /s/ Arthur V. Tucker, Jr.
        ------------                               --------------------------
                                                   Arthur V. Tucker, Jr.
                                                   Vice President and Controller



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